EXHIBIT 99.1

PRESENTATION

Enterprise Products Partners L.P. Master Limited Partnership Conference March 8, 2006

Forward Looking Statements This presentation contains forward-looking statements and information that are based on Enterprise’s beliefs and those of its general partner, as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,” “expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the contemplated transaction and the plans and objectives of Enterprise for future operations, are intended to identify forward-looking statements. Although Enterprise and its general partner believe that such expectations reflected in such forward looking statements are reasonable, neither it nor its general partner can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those Enterprise anticipated, estimated, projected or expected. Among the key risk factors that may have a direct bearing on Enterprise’s results of operations and financial condition are: Fluctuations in oil, natural gas and NGL prices and production due to weather and other natural and economic forces; A reduction in demand for its products by the petrochemical, refining or heating industries; The effects of its debt level on its future financial and operating flexibility; A decline in the volumes of NGLs delivered by its facilities; The failure of its credit risk management efforts to adequately protect it against customer non-payment; Terrorist attacks aimed at its facilities; The failure to successfully integrate any future acquisitions; and The failure to successfully integrate its operations with assets or companies, if any that it may acquire in the future. Enterprise has no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Forward Looking Statements (cont.) This presentation utilizes Non-GAAP financial measures. Please see slides at the end of the presentation for an explanation of gross operating margin and a reconciliation to operating income, which is the most directly comparable financial measure calculated according to GAAP. We define gross operating margin as operating income before: (i) depreciation, depletion and amortization expense; (ii) operating lease expenses for which we do not have the payment obligation; (iii) gains and losses on the sale of assets; and (iv) selling, general and administrative expenses. Also included in this presentation is an explanation of EBITDA and a reconciliation of EBITDA to net income and operating activities cash flows, which are the most directly comparable financial measures calculated according to GAAP. We define EBITDA as net income or loss plus interest expense, provision for income taxes and depreciation and amortization expense. This presentation also includes the Non-GAAP financial measure Distributable Cash Flow, which we reconcile herein to net income and cash provided by operating activities.

Key Investment Considerations Leading business positions across the midstream energy sector with strategically located assets that access the most prolific supply basins and largest consuming regions of the U.S. One of the strongest organic growth profiles in the industry Lower cost of capital than many of our competitors Increasing cash distributions leading to attractive returns GP / Management’s interests aligned with limited partners through peer-leading ownership position

Unique Ownership Structure Value of interests in EPD and EPE of $6.3 billion Chairman and co-founder of EPD gets no compensation from EPD Sponsor has long-term investment horizon Sponsor has consistently been supportive of growth in EPD

Proven Growth, Superior Returns

2005 Accomplishments Record earnings and cash flow Successfully integrated EPD and GTM Merger cost savings contributed to record earnings Business and geographic diversification deliver stable cash flows Increased cash distributions to unitholders by 9.4% and provided 1.26x coverage Retained approximately $200 million in distributable cash flow since the merger with GTM to reinvest in a major construction phase Capital expenditures of $1.2 billion to grow partnership (~70% organic) Announced western U.S. growth strategy and made significant progress on Gulf of Mexico growth strategy

Overview of 2005 Results

Pro Forma Capitalization Avg. life of debt - 10.6 years Avg. interest rate- 5.52%

Integrated Midstream Energy Services Fees are earned at each link of value chain

Access to Supply Growth Drives Expansion Strategies

Major Growth Projects Overview(1)

Western U.S. Growth Strategy Rocky Mountain Expansion Projects EPD will benefit from natural gas and NGL production growth from Rockies New investments include: Meeker Processing Plant Pioneer Processing Plant Jonah Gathering JV 50 MBPD expansion of Mid-America Pipeline (“MAPL”) 75 MBPD Hobbs NGL fractionator

Western U.S. Growth Strategy Piceance Basin Processing Plant Piceance Basin is a prolific unconventional gas play with volume growth of 20% / year Executed long-term contract with EnCana to process up to 1.3 Bcf/d of NGLs Meeker Plant Phase I - 750 MMcf/d to produce up to 35 MBPD of NGLs Plant and 50-mile lateral to MAPL completed by 2Q07

Western U.S. Growth Strategy Jonah and Pinedale Fields Growth Jonah / Pinedale cumulative production - 2.1 Tcf with 30 Tcf ultimate recoverable reserves1 Production expected to grow from 1.4 Bcf/d to 3.3 Bcf/d1 Next Jonah Gas Gathering expansion underway to increase system capacity to 2 Bcf/d and reduce wellhead pressure Executed long-term contract with EnCana to process current and future volumes Pioneer Plant Phase I: 650 MMcf/d to produce 30 MBPD of NGLs by 3Q07

Western U.S. Growth Strategy Expected NGL Volume Growth in Rockies1 MAPL Rocky Mountain leg flowed at 90%+ of 225 MBPD capacity in 2005 MAPL Phase I 50 MBPD expansion under construction Project expected to be completed mid-2007

Western U.S. Growth Strategy Fractionation Expansion - Hobbs EPD controlled NGL fractionation volumes consistently exceeded EPD’s 210 MBPD capacity at Mont Belvieu in 2005 requiring offloads to 3rd parties MTBV West Texas II fractionation expansion (15 MBPD) to be operational in April 2006 75 MBPD Hobbs fractionator located on the interconnect between MAPL and Seminole Supported by increased Rockies / San Juan / Conway NGL volumes from Phase I MAPL Expansion Supports increased demand for local, Conway and Western U.S. markets Operational in mid-2007 Related Projects Conway storage acquisition - 3Q05 48 MBPD expansion of MAPL Central System - 4Q06

Deepwater GOM Growth Strategy Enterprise Gulf of Mexico Assets Active in the Gulf of Mexico since 1993 Integrated pipeline and platform network covers major corridors with active developments New projects supported by substantial reserve and fixed fee commitments Hurricanes delay production ramp-up to 2006-07

Deepwater GOM Growth Strategy Constitution Oil & Gas Pipelines Owner / Operator - EPD First production - February 15, 2006 (ahead of schedule) Currently producing 20 MBPD and 10 MMcf/d from 2 wells at Ticonderoga Feeds downstream Anaconda, Cameron Highway and Poseidon pipelines Potential processing, transportation and fractionation opportunities at EPD onshore facilities Several new developments planned in the area of the Constitution platform

Deepwater GOM Growth Strategy Independence Hub Platform & Trail Pipeline Hub (80% Enterprise) / Pipeline (100% Enterprise) Expanded Hub and Pipeline to 1 Bcf/d capacity Three additional discoveries since project was sanctioned Producers - Anadarko, Kerr-McGee, Dominion, Spinnaker, Devon New 134-mile 24” gas pipeline 85% costs locked-in

Deepwater GOM Growth Strategy Independence Construction Update Topside and hull fabrication is 70% complete March 2006 - Pipeline installation April / Aug 2006 - Load-out, hull transport and topside integration Aug / Oct 2006 - Platform installation and commissioning Oct / Dec 2006 - Pipeline commissioning February 2007 - Mechanical completion March 2007 - First production

Gross Operating Margin Potential Major Growth Projects1 2006 is a bridge year in this construction cycle Increase in gross operating margin is compared to a 2005 base Does not account for potential additional organic growth projects or acquisitions

EPD’s Long-Term Total Return Focus EPD’s attributes support long-term value creation for LPs Lower cost of capital with GP splits capped at 25% Significantly reduces the amount of investment and cash flow growth necessary to drive LP growth rate Large portfolio of higher return organic projects Enhanced benefits from incremental value chain economics Greater returns on investment than high-priced acquisitions Growth not dependent on availability of acquisition targets Flexibility to be opportunistic in pursuing acquisitions Supports sustainability of total return proposition of income + growth

Key Investment Considerations Leading business positions across the midstream energy sector with strategically located assets that access the most prolific supply basins and largest consuming regions of the U.S. One of the strongest organic growth profiles in the industry Lower cost of capital than many of our competitors Increasing cash distributions leading to attractive returns GP / Management’s interests aligned with limited partners through peer-leading ownership position

Enterprise Products Partners L.P. Questions and Answers

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Reconciliations